Exhibit 10.12

                      AMENDED AND RESTATED PROMISSORY NOTE

$798,785.98                                             Los Angeles, California
                                                             September 26, 2004

      GRAND HAVANA ENTERPRISES, INC., a Delaware corporation (the "Maker"), and UNITED FILM DISTRIBUTORS, INC., a Delaware corporation (the "Holder"), hereby amend and restate that certain Promissory Note dated March 1, 2004 made by Maker in favor of Holder to read in its entirety as follows:

      Maker, for value received, hereby promises to pay to the order of Holder, without offset or counterclaim, at such place as the Holder may specify in writing, the sum of $798,785.98, which represents $463,635.16 in principal (the "Principal Amount") and $335,150.82 in unpaid interest accrued as of the date hereof (the "Unpaid Interest Amount"), together with simple interest on the Principal Amount, as it exists from time to time, at the rate of five percent (5%) per annum until paid in full, which interest shall begin to accrue as of the date hereof. The unpaid Principal Amount and the Unpaid Interest Amount and all accrued but unpaid interest on the Principal Amount shall be due and payable in full upon the earlier of: (i) a sale of all or substantially all of the assets of Maker; (ii) a change in control of Maker; or (iii) September 30, 2007.

      The Principal Amount, the Unpaid Interest Amount and interest on the Principal Amount shall be payable in lawful money of the United States of America in immediately available funds without defense or counterclaim of any kind.

      The Principal Amount, the Unpaid Interest Amount and interest under this Promissory Note may be prepaid in whole or in part at any time by the Maker without any prepayment penalty or premium. Any payments made under this Promissory Note shall be applied first to the unpaid Principal Amount and the remainder to interest.

      Notwithstanding anything to the contrary contained in this Promissory Note, the interest rate charged hereunder shall not exceed the maximum rate allowable by applicable law. If the stated interest rate hereunder exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by Maker at any time shall be applied to any unpaid or future payments due to Holder hereunder (or returned to Maker if no such payments are or will become due).

      Maker hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions. Maker shall pay to Holder, upon demand, all costs and expenses, including, without limitation, reasonable attorneys' fees and court costs, that may be incurred by Holder in connection with the enforcement of this Promissory Note, whether or not suit is filed. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Promissory Note shall be binding upon Holder unless in writing and signed by Holder. Any provision of this Promissory Note found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

      Holder may sell, transfer, pledge, encumber or assign this Promissory Note without the consent of Maker. This Promissory Note shall apply to and bind the successors and assigns of Maker and shall inure to the benefit of Holder, its successors and assigns.

      THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      MAKER HEREBY WAIVES AND COVENANTS THAT MAKER WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS PROMISSORY NOTE, THE SUBJECT MATTER HEREOF OR ANY DOCUMENT RELATING HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

      IN WITNESS WHEREOF, each of Maker and Holder has caused this Amended and Restated Promissory Note to be executed by a duly authorized person.


                                        GRAND HAVANA ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By: /s/ Stanley Shuster
                                            ------------------------------------
                                            Name:  Stanley Shuster
                                            Title:    President


                                        UNITED FILM DISTRIBUTORS, INC.,
                                        a Delaware corporation


                                        By: /s/ Brian Shuster
                                            ------------------------------------
                                            Name:  Brian Shuster
                                            Title:    President


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